EXHIBIT 4.413
SIG EURO HOLDING AG & CO. KGAA
as Pledgor
THE BANK OF NEW YORK MELLON
as Collateral Agent and Pledgee

SHARE PLEDGE AGREEMENT RELATING TO THE
SHARES IN SIG BEVERAGES GERMANY GMBH,
SIG INTERNATIONAL SERVICES GMBH, SIG
INFORMATION TECHNOLOGY GMBH, SIG
COMBIBLOC GMBH AND SIG COMBIBLOC
HOLDING GMBH
(Geschäftsanteilsverpfändung)

The taking of this document or any certified copy of it or any document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to any Credit Document (as defined in Clause 1 of this document) in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Credit Document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to any Credit Document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Credit Document to an Austrian addressee.

Contents

Clause	Page
1. Definitions and Language	10
2. Pledged Shares	16
3. Pledge	17
4. Scope of the Pledges	17
5. Purpose of the Pledges	18
6. Exercise of Membership Rights	18
7. Enforcement of the Pledges	18
8. Approval and Confirmation	20
9. Undertakings of the Pledgor	20
10. Delegation	22
11. Indemnity	22
12. No Liability	22
13. Duration and Independence	23
14. Release of Pledge (Pfandfreigabe)	23
15. Partial Invalidity; Waiver	24
16. Amendments	24
17. Notices and their Language	24
18. Notification	26
19. Applicable Law, Jurisdiction	27
Schedule 1 Lists of Current Borrowers, Current Guarantors, Current Senior Secured Notes Guarantors, Current October 2010 Secured Notes Guarantors and Original February 2011 Secured Notes Guarantors	28
Part 1 List of Current Borrowers	28
Part 2 List of Current Guarantors	28
Part 3 List of Current Senior Secured Notes Guarantors	33
Part 4 List of Current October 2010 Secured Notes Guarantors	38
Part 5 List of Original February 2011 Secured Notes Guarantors	43
Schedule 2 Copy of Shareholders Lists (Gesellschafterlisten)	48

Deed Register No. 86 / 2011-G.
Recorded
in Frankfurt am Main on March 2, 2011
Before me, the undersigning Civil Law Notary in the district of the Higher Regional Court (Oberlandesgericht) of Frankfurt am Main
Dr. Olaf Gerber
with my official place of business in Frankfurt am Main
appeared today:
1.	Dr. David Witzel, born 5 February 1975, whose business address is Taubenstraße 7-9, 60313 Frankfurt am Main, and who is personally known to the notary.

2.	Tsampikos Trigenis, born 2 January 1973, whose business address is Bockenheimer Landstraße 24, 60323 Frankfurt am Main, and who identified himself by presenting his valid passport.
The person appearing to 1. declared to make the following declarations not in his own name but, excluding any personal liability, for and on behalf of
a)	SIG Combibloc Systems GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, having its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 3935 presenting a. power of attorney dated February 28, 2011, a copy of which is attached to this deed;

b)	SIG Combibloc Zerspanungstechnik GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Aachen, Germany and its business address at Walkmiihlenstraße 4-10, 53074 Aachen, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Aachen under HRB 3814 presenting a power of attorney dated February 28, 2011, a copy of which is attached to this deed,

c)	Closure Systems International S.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the of The Netherlands, having its corporate seat (statutaire zetel) in Amsterdam, The Netherlands and its registered address at Teleportboulevard 140, 1043 EJ Amsterdam, The Netherlands, which is registered under registration number 34291082 with the Chamber of Commerce presenting a power of attorney dated January 25, 2011, a copy of which is attached to this deed,

d)	Closure Systems International Holdings (Germany) GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Worms, Germany and its business address at Mainzer Straße 185, 67547 Worms, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz under HRB 41388 presenting a power of attorney undated, a copy of which is attached to this deed,

e)	Closure Systems International Deutschland GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Worms, Germany and its business address at Mainzer Straße 185, 67547 Worms, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz under HRB 10054 presenting a power of attorney dated March 1, 2011, a copy of which is attached to this deed,

f)	SIG Combibloc Group AG, a stock corporation (Aktiengesellschaft) organised under the laws of Switzerland, having its business address at Laufengasse 18, CH-8212 Neuhausen am Rheinfall, Switzerland, which is registered in the commercial register (Handelsregister) of the Canton of Schaffhausen under the federal register number CH-290.3.004.149-2 presenting a power of attorney dated February 23, 2011, a copy of which is attached to this deed,

g)	SIG Combibloc Holding GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5751 presenting a power of attorney dated February 28, 2011, a copy of which is attached to this deed,

h)	SIG Euro Holding AG & Co. KG aA, a limited liability company (Kommanditgesellschaft auf Aktien) organised under the laws of the Federal Republic of Germany, having its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5754 presenting a power of attorney dated February 28, 2011, a copy of which is attached to this deed,

i)	SIG Beverages Germany GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Waldshut-Tiengen, Germany and its business address at

Weilheimer Straße 5, 79761 Waldshut-Tiegen, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Freiburg i. Br. under HRB 702482 presenting a power of attorney dated February 28, 2011, a copy of which is attached to this deed,

j)	SIG International Services GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Linnich, Germany and its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 3925 presenting a power of attorney dated February 28, 2011, a copy of which is attached to this deed,

k)	SIG Information Technology GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Linnich, Germany and its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 4050 presenting a power of attorney dated February 28, 2011, a copy of which is attached to this deed,

l)	SIG Combibloc GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Linnich, Germany and its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5182 presenting a power of attorney dated February 28, 2011, a copy of which is attached to this deed,

m)	SIG Vietnam Beteiligungs GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Waldshut-Tiengen, Germany and its business address at Weilheimer Straße 5, 79761 Waldshut-Tiegen, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Freiburg i. Br. under HRB 621587 presenting a power of attorney dated February 28, 2011, a copy of which is attached to this deed,

n)	Pactiv Deutschland Holdinggesellschaft mbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, having its business address at Friedensallee 23-25, 22765 Hamburg, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Hamburg under HRB 71774 presenting a power of attorney dated February 22, 2011, a copy of which is attached to this deed,

o)	Omni-Pac Ekco GmbH Verpackungsmittel, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, having its corporate seat in Hamburg, Germany and its business address at Friedensallee 23-25, 22765 Hamburg, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Hamburg under HRB 102663 presenting a power of attorney dated February 22, 2011, a copy of which is attached to this deed,

p)	Omni-Pac GmbH Verpackungsmittel, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, having its corporate seat in Elsfleth, Germany and its business address at Am Tidehafen 5, 26931 Elsfleth, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Oldenburg under HRB 201738 presenting a power of attorney dated February 22, 2011, a copy of which is attached to this deed,

q)	Pactiv Hamburg Holdings GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Hamburg, Germany and its business address at Friedensallee 25, 22765 Hamburg, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Hamburg under HRB 106481 presenting a power of attorney dated February 22, 2011, a copy of which is attached to this deed,

r)	Pactiv Corporation, a company organised under the laws of Delaware, with the corporate identity number 0624402 having its business address at 1900 West Field Court, Lake Forest, IL 60045, USA presenting a power of attorney dated February 28, 2011, a copy of which is attached to this deed,
The person appearing to 2. declared to make the following declarations not in his own name but, excluding any personal liability, for and on behalf of
The Bank of New York Mellon, having its business address at 1 Wall Street, New York, NY 10286, The United States of America,

presenting a power of attorney dated December 29, 2010, a copy of which is attached to this deed;

Neither the Notary nor the proxies assume any liability as to the validity and/or the scope of the powers of attorney presented.
In the case a certified copy of the power/sub-power of attorney is attached to this deed, the original was presented to the notary and it is herewith certified that the attached copies are true and correct copies of the original powers/sub-powers of attorney presented to me. In the case only a simple copy is attached, originals shall be provided to the notary in due course. Certified copies thereof shall be sealed to the present deed.
The Notary convinced himself that the persons appearing are in adequate command of the English language and declared that he is in command of the English language as well.
The persons appearing stated that the parties represented by them requested that this instrument be recorded in the English language.
On being asked whether there had been any prior involvement by the Notary in terms of Section 3 para 1 no 7 of the German Notarisation Act (Beurkundungsgesetz) the provisions of which had been explained by the Notary, the persons appearing said that there had been no such prior involvement.
The deponents, acting as aforesaid, then requested the notary to notarise the
Share Pledge Agreements
attached to this deed as appendices 1 to 9 with its schedules. These Share Pledge Agreements with the exclusion of its table of contents forms an integral part of this deed.
The Notary advised the persons appearing:
•	that a pledge is a security instrument of strictly accessory nature (which means that it comes into legal existence only if, to the extent that, and as long as, the underlying secured claims do in fact exist, and that the owners of the secured claims and the pledgees must be identical);

•	that notwithstanding Section 16 para 3 German Limited Liability Companies Act (Gesetz betreffend die Gesellschaft mit beschränkter Haftung) there is no bona fide creation, acquisition nor ranking of a pledge of shares/interests (in the sense that the pledgees are protected if the shares/interests purported to be pledged do not exist or have been previously encumbered for the benefit of a third party); and

•	that the English original version of this Agreement will not be acceptable for enforcement but will have to be translated, by a certified translator, into German for such purposes.
This deed with appendices 1 to 9 including their schedules 1 but excluding their table of contents was read aloud by the notary to the deponents, was approved by the deponents and was signed by the deponents and the notary in their own hands as follows:

/s/ Dr. Olaf Gerber	/s/ Dr. David Witzel	/s/ Tsampikos Trigenis

This SHARE PLEDGE AGREEMENT (the “Agreement”) is made on March 2, 2011
BETWEEN:
(1)	SIG Euro Holding AG & Co. KG aA, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany, having its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5754 (the “Pledgor”);

(2)	SIG Beverages Germany GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Waldshut-Tiengen, Germany and its business address at Weilheimer Straße 5, 79761 Waldshut-Tiegen, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Freiburg i. Br. under HRB 702482 (the “Company 1”);

(3)	SIG International Services GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Linnich, Germany and its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 3925 (the “Company 2”);

(4)	SIG Information Technology GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Linnich, Germany and its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 4050 (the “Company 3”);

(5)	SIG Combibloc Holding GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Linnich, Germany and its business address at Rurstraße 59, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5751 (the “Company 4”);

(6)	SIG Combibloc GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organised under the laws of the Federal Republic of Germany having its corporate seat in Linnich, Germany and its business address at Rurstraße 58, 52441 Linnich, Germany, which is registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5182 (the “Company 5” and together with Company 1, Company 2, Company 3 and Company 4 the “Companies”); and

(7)	The Bank of New York Mellon, having its business address at 1 Wall Street, New York, N.Y. 10286, The United States of America, in its capacity as collateral agent under the First Lien Intercreditor Agreement (as defined below) (the “Collateral Agent ” or the “Pledgee”).
WHEREAS:
(A)	Pursuant to a multi-currency term and revolving credit agreement dated 5 November 2009 (as amended and/or restated by the Amendment No.1 (as defined below), by the Amendment No. 2 and Incremental Term Loan Assumption Agreement (as defined below), by the Amendment No. 3 and Incremental Term Loan Assumption Agreement (as defined below) and by the Amendment No. 4 and Incremental Term Loan Assumption Agreement (as defined below)) between, inter alia, the parties listed in Part 1 of Schedule 1 hereto as current borrowers (the “Current Borrowers”), the parties listed in Part 2 of Schedule 1 hereto as current guarantors (the “Current Guarantors”), Credit Suisse AG, Cayman Islands Branch (formerly Credit Suisse Cayman Islands Branch) as administrative agent and others (as further amended, varied, novated, restated, supplemented, superseded or extended from time to time, the “Credit Agreement”), certain lenders (together the “Original Lenders”) have granted certain facilities to the Current Borrowers and certain other entities which may accede or may have acceded to the Credit Agreement as additional borrowers.

(B)	Pursuant to a senior secured notes indenture dated 5 November 2009 between, inter alia, Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., and Reynolds Group Issuer (Luxembourg) S.A as issuers (the “Issuers”), certain affiliates of the Issuers listed in Part 3 of Schedule 1 as current senior secured notes guarantors (the “Current Senior Secured Notes Guarantors”) and The Bank of New York Mellon, as indenture trustee, principal paying agent, transfer agent and registrar, (as amended, varied, novated, supplemented, superseded or extended from time to time, the “Senior Secured Notes Indenture”), the Issuers have issued senior secured notes due 2016 in the aggregate principal amount of USD 1,125,000,000 (the “US Secured Notes”) and senior secured notes due 2016 in the aggregate principal amount of EUR 450,000,000 (the “Euro Secured Notes” and together with the US Secured Notes the “Senior Secured Notes”) to certain noteholders.

(C)	Pursuant to a senior secured notes indenture dated 15 October 2010 between, inter alia, RGHL Issuer I LLC, RGHL Issuer I Inc., and RGHL Issuer (Luxembourg) I S.A. as escrow issuers (the “Escrow Issuers”), The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “October 2010 Secured Notes Indenture”), the Escrow Issuers have issued secured notes due 2019 in the aggregate principal amount of USD 1,500,000,000 in escrow (the “ October 2010 Secured Notes”). In connection with the release from escrow of the proceeds of the October 2010 Secured Notes, which occurred on 16 November 2010, the Escrow Issuers were merged with and into the Issuers, with each of the Issuers surviving the applicable mergers or other transfers and assuming by operation of law the obligations of the applicable Escrow Issuers with respect to the October 2010 Secured Notes Indenture and the October 2010 Secured Notes. Certain affiliates of the Issuers listed in Schedule 1Part 4have acceded to the October 2010 Secured Notes Indenture as guarantors (the “Current October 2010 Secured Notes Guarantors”).
(D)	Pursuant to a senior secured notes indenture dated 1 February 2011 between, inter alia, the Issuers, The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “February 2011 Secured Notes Indenture”), the Issuers have issued secured notes due 2021 in the aggregate principal amount of USD 1,000,000,000 (the “February 2011 Secured Notes”) which are guaranteed by certain affiliates of the Issuers listed in Schedule 1Part 5as original February 2011 secured notes guarantors (the “Original February 2011 Secured Notes Guarantors”).

(E)	The Pledgor has entered into the Existing Share Pledge Agreements (as defined below).

(F)	As a result of the amendment No. 4 and incremental term loan assumption agreement dated 9 February 2011 relating to the Credit Agreement between, inter alia, the Current Borrowers, the Current Guarantors, Credit Suisse AG, Cayman Islands Branch (formerly Credit Suisse, Cayman Islands Branch) as administrative agent and others (the “Amendment No. 4 and Incremental Term Loan Assumption Agreement”) the Credit Agreement inter alia includes new incremental term facilities.

(G)	The Pledgor has agreed to grant an additional pledge (subject to the pledges arising under the Existing Share Pledge Agreements (as defined below)) over its Shares (as defined below) in the Companies as security for the Pledgee’s respective claims against the Grantors (as defined below) (or any of them) in respect of the Obligations (as defined below).

(H)	The security created by or pursuant to this Agreement is to be administered by the Collateral Agent for the Secured Parties (as defined below) pursuant to a first lien intercreditor agreement dated 5 November 2009 (as amended by the Amendment No. 1 and Joinder Agreement (as defined below)) between, inter alia, the Collateral Agent, the Indenture Trustee, the Administrative Agent and the Grantors (each as defined below) and others (as amended, varied, novated, supplemented, superseded or extended from time to time, the “First Lien Intercreditor Agreement”).

NOW, IT IS AGREED as follows:
1.	DEFINITIONS AND LANGUAGE

1.1	In this Agreement:

“Administrative Agent” means Credit Suisse AG, Cayman Islands Branch, having its business address at Eleven Madison Avenue, New York, NY 10010, United States of America in its capacity as administrative agent under the Credit Agreement and any successor appointed as administrative agent under the Credit Agreement.

“Amendment No. 1” means the amendment agreement dated 21 January 2010 relating to the Credit Agreement between, inter alia, the borrowers and the guarantors under the Credit Agreement as of such date, the Administrative Agent and others.

“Amendment No.1 and Joinder Agreement” means the joinder agreement dated 21 January 2010 relating to the First Lien Intercreditor Agreement made among (amongst others) the Collateral Agent, Wilmington Trust (London) Limited, Credit Suisse AG and Reynolds Group Holdings Limited pursuant to which Wilmington Trust (London) Limited is appointed as additional collateral agent and became party to the First Lien Intercreditor Agreement.

“Amendment No. 2 and Incremental Term Loan Assumption Agreement” means the amendment and incremental term loan assumption agreement dated 4 May 2010 relating to the Credit Agreement between, inter alia, the borrowers and the guarantors under the Credit Agreement as of such date, the Administrative Agent and others.

“Amendment No. 3 and Incremental Term Loan Assumption Agreement” means the amendment and incremental term loan assumption agreement dated 30 September 2010 relating to the Credit Agreement between, inter alia, the borrowers and the guarantors under the Credit Agreement as of such date, the Administrative Agent and others.

“Borrowers” means the Current Borrowers and any entity which may accede to the Credit Agreement as an additional borrower and “Borrower” means any of them.

“Cash Management Bank” shall mean Citibank N.A., Banco Nacional De Mexico S.A., Citibank International PLC, UK, Citibank (China) Co., Limited, Citibank Global Markets Deutschland AG & Co KGaA, Citibank ZRT, Hungary, a Lender, the Administrative Agent or any of the Lender’s or the Administrative Agent’s affiliates (at the time the cash management services arrangement is entered into) provided in each case it has become a party to, or by execution of an additional bank secured party acknowledgment has agreed to be bound by the terms of, the First Lien Intercreditor Agreement in its capacity as cash management bank.

“Cash Management Services” shall mean any agreement or arrangement by a Cash Management Bank to provide any composite accounting or other cash pooling arrangements and netting, overdraft protection and other arrangements with any bank arising under standard business terms of such Cash Management Bank to a Grantor.

“Credit Documents” shall mean the Loan Documents, the Senior Secured Notes Documents, the October 2010 Secured Notes Documents and the February 2011 Secured Notes Documents.

“Enforcement Event” shall mean an Event of Default.

“Event of Default” means any event of default (Kündigungsgrund) under the Credit Agreement and/or the Senior Secured Notes Indenture and/or the October 2010 Secured Notes Indenture and/or the February 2011 Secured Notes Indenture.

“Existing Intercreditor Agreement” means the existing intercreditor agreement dated 11 May 2007 (as amended by a letter dated 21 June 2007 and a further letter dated 29 June 2007, as amended and restated on 5 November 2009 and as further amended on 5 November 2010) between, inter alia, Beverage Packaging Holdings (Luxembourg) I S.A., Rank Group Holdings Limited (now Reynolds Group Holdings Limited), Beverage Packaging Holdings (Luxembourg) II S.A., Beverage Packaging Holdings (Luxembourg) III S.à r.l., Credit Suisse AG (formerly Credit Suisse) as security trustee and others.

“Existing Share Pledge Agreements” means
a)	the share pledge agreement dated 5 November 2009 (as amended by a confirmation and amendment agreement dated 4 May 2010) entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee and others as pledgees;

b)	a confirmation and amendment agreement dated 4 May 2010 entered into between, inter alios, SIG Euro Holding AG & Co. KG aA as pledgor and The Bank of New York Mellon as Collateral Agent and others (the “Confirmation and Amendment Agreement”); and

c)	the share pledge agreement dated 16 November 2010 entered into between SIG Euro Holding AG & Co. KGaA as pledgor and The Bank of New York Mellon as Collateral Agent and as pledgee.
“Existing Shares” has the meaning given to such term in sub-Clause 2.1 hereof.

“February 2011 Secured Notes Documents” shall mean the February 2011 Secured Notes Indenture, the February 2011 Secured Notes Guarantees, the February 2011 Secured Notes, the Intercreditor Arrangements, any supplemental indenture, any security document relating to the February 2011 Secured Notes and/or the February

2011 Secured Notes Indenture and any other document that may be entered into pursuant to any of the foregoing.
“February 2011 Secured Notes Guarantees” shall mean the guarantees of the obligations of the Issuers under the February 2011 Secured Notes and the February 2011 Secured Notes Indenture by the February 2011 Secured Notes Guarantors.

“February 2011 Secured Notes Guarantors” means the Original February 2011 Secured Notes Guarantors and any entity which may accede to the February 2011 Secured Notes Indenture as additional guarantor.

“February 2011 Secured Notes Holders” shall mean the holders from time to time of the February 2011 Secured Notes.

“February 2011 Secured Notes Indenture Trustee” shall mean The Bank of New York Mellon, in its capacity as indenture trustee under the February 2011 Secured Notes Indenture and any successor appointed as indenture trustee under the February 2011 Secured Notes Indenture.

“Future Shares” means all additional shares in the capital of the Companies (irrespective of their nominal value) which the Pledgor may acquire in the future in the event of a share transfer, a share split, a share combination, an increase of the capital of any of the Companies (including by way of authorised capital (genehmigtes Kapital)) or otherwise.

“Grantors” means the Loan Parties, the Issuers, the Senior Secured Notes Guarantors, the October 2010 Secured Notes Guarantors and the February 2011 Secured Notes Guarantors and any person that has granted a security interest to the Collateral Agent and/or the Secured Parties in respect of the obligations of the Loan Parties, the Issuers and the Senior Secured Notes Guarantors under the Credit Documents and “Grantor” means any of them.

“Group” means Reynolds Group Holdings Limited and its direct or indirect subsidiaries (Tochtergesellschaften).

“Hedge Counterparty” means a Lender, the Administrative Agent or any of the Lender’s or the Administrative Agent’s affiliates (at the time a hedging agreement is entered into) who has entered into a hedging agreement for the purpose of hedging interest rate liabilities and/or any exchange rate and/or commodity price risks provided it has become a party, or by execution of an additional bank secured party acknowledgment has agreed to be bound by the terms of, to the First Lien Intercreditor Agreement in its capacity as hedge counterparty.

“Incremental Assumption Agreement” shall mean an incremental assumption agreement relating to incremental facilities of up to USD 750,000,000 among, and in form and substance reasonably satisfactory to, one or more Borrowers, the

Administrative Agent, one or more Incremental Term Lenders and/or one or more Incremental Revolving Credit Lenders pursuant to which one or more Incremental Term Lenders make available Incremental Term Loan Commitments and/or one or more Incremental Revolving Credit Lenders make available Incremental Revolving Credit Commitments respectively.
“Incremental Revolving Credit Lender” shall mean a Lender with an Incremental Revolving Credit Commitment or an outstanding revolving loan under the Credit Agreement of any class as a result of an Incremental Revolving Credit Commitment.

“Incremental Revolving Credit Commitment” shall mean the commitment of any Lender, established pursuant to the Credit Agreement, to make available certain revolving credit loans to one or more Borrowers.

“Incremental Term Lender” shall mean a Lender with an Incremental Term Loan Commitment.

“Incremental Term Loan Commitment” shall mean the commitment of any Lender, established pursuant to the Credit Agreement, to make available certain term loans to one or more Borrowers.

“Indenture Trustee” shall mean The Bank of New York Mellon, in its capacity as indenture trustee under the Senior Secured Notes Indenture and any successor appointed as indenture trustee under the Senior Secured Notes Indenture.

“Intercreditor Arrangements” means the First Lien Intercreditor Agreement and the Existing Intercreditor Agreement, in each case as amended, novated, supplemented, restated, or modified from time to time.

“Issuing Bank” means Credit Suisse AG or any other Lender or any affiliate of Credit Suisse AG or any other Lender that issues letters of credit or bank guarantees under the Credit Agreement.

“Lenders” shall mean the Original Lenders and any entity which may become a lender under the Credit Agreement in the future and “Lender” means any of them.

“Loan Documents” shall mean the Credit Agreement, the Amendment No. 1 and Joinder Agreement, the Amendment No. 1, the Amendment No. 2 and Incremental Term Loan Assumption Agreement, the Amendment No. 3 and Incremental Term Loan Assumption Agreement, the Amendment No. 4 and Incremental Term Loan Assumption Agreement, any borrowing subsidiary agreement and/or guarantor joinder agreement relating to the Credit Agreement, any letter of credit or bank guarantee relating to the Credit Agreement, any security documents relating to the Credit Agreement, any hedging agreement entered into by a Hedge Counterparty and a Grantor, each Incremental Assumption Agreement, the Intercreditor Arrangements, each Promissory Note, any agreement between a Grantor and a Cash Management

Bank relating to Cash Management Services, each Local Facility Agreement and any other document that may be entered into pursuant to any of the foregoing in relation to the Credit Agreement.
“Loan Parties” shall mean the Borrowers, the Current Guarantors and any entity which may accede to the Credit Agreement as additional guarantor and a “Loan Party” means any of them.

“Local Facilities” means working capital facilities provided to a Grantor (other than Beverage Packaging Holdings (Luxembourg) I S.A., Beverage Packaging Holdings (Luxembourg) II S.A. Beverage Packaging Holdings (Luxembourg) III S.à.r.l. and the Borrowers) by a Local Facility Provider and “Local Facility” means any of them.

“Local Facility Agreements” shall mean any agreement under which a Local Facility is made available.

“Local Facility Provider” means HSBC Trinkaus & Burkhardt AG, Deutsche Bank AG, Commerzbank Aktiengesellschaft and Hong Kong and Shanghai Banking Corporation Ltd., Thailand, Bank of America, N.A., Canada Branch, FIA Card Services, N.A., Citibank N.A., Citibank (China) Co., Ltd., Banco Nacional de Mexico, S.A., Integrante del Grupo Financiero Banamex, Bank of America, N.A., provided in each case it has become a party to, or by execution of an additional bank secured party acknowledgment has agreed to be bound by the terms of, the First Lien Intercreditor Agreement in its capacity as local facility provider.

“Obligations” shall mean all present and future obligations and liabilities (whether actual or contingent and whether owed jointly or severally or in any other capacity whatsoever) of each Grantor to the Pledgee under each or any of the Credit Documents (including, but not limited to, the Parallel Obligations), including with respect to all costs, charges and expenses incurred by the Pledgee in connection with the protection, preservation or enforcement of its rights under the Credit Documents or any other document evidencing or securing any such liabilities. The Obligations shall further include any obligation based on unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt).

“October 2010 Secured Notes Documents” shall mean the October 2010 Secured Notes Indenture, the October 2010 Secured Notes Guarantees, the October 2010 Secured Notes, the Intercreditor Arrangements, any security document relating to the October 2010 Secured Notes and/or the October 2010 Secured Notes Indenture and any other document that may be entered into pursuant to any of the foregoing.

“October 2010 Secured Notes Guarantees” shall mean the guarantees of the obligations of the Issuers under the October 2010 Secured Notes and the October 2010 Secured Notes Indenture by the October 2010 Secured Notes Guarantors.

“October 2010 Secured Notes Guarantors” means the Current October 2010

Secured Notes Guarantors and any entity which may accede to the October 2010 Secured Notes Indenture as additional guarantor.
“October 2010 Secured Notes Holders” shall mean the holders from time to time of the October 2010 Secured Notes.

“October 2010 Secured Notes Indenture Trustee” shall mean The Bank of New York Mellon, in its capacity as indenture trustee under the October 2010 Secured Notes Indenture and any successor appointed as indenture trustee under the October 2010 Secured Notes Indenture.

“Parallel Obligations” means the independent obligations of any of the Grantors arising pursuant to the First Lien Intercreditor Agreement to pay to the Collateral Agent sums equal to the sums owed by such Grantor to the other Secured Parties (or any of them) under the Credit Documents.

“Pledge” means each pledge constituted under this Agreement.

“Principal Finance Documents” means the Credit Agreement, the Senior Secured Notes Indenture, the October 2010 Secured Notes Indenture, the February 2011 Secured Notes Indenture and the First Lien Intercreditor Agreement.

“Promissory Note” shall mean any promissory note executed and delivered by a Borrower upon the request of a Lender evidencing the amount of principal owed by such Borrower to such Lender under the Credit Agreement.

“Secured Parties” shall mean the Lenders (including in their capacity as issuing bank(s), and/or Hedge Counterparties under the Credit Agreement), the Hedge Counterparties, the Administrative Agent, any Issuing Bank, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Credit Document, the Senior Secured Notes Holders, the October 2010 Secured Notes Holders, the February 2011 Secured Notes Holders, the Indenture Trustee, the October 2010 Secured Notes Indenture Trustee, the February 2011 Secured Notes Indenture Trustee, the Collateral Agent, the Local Facility Providers and the Cash Management Banks.

“Senior Secured Notes Documents” shall mean the Senior Secured Notes Indenture, the Senior Secured Notes Guarantees, the Senior Secured Notes, the Intercreditor Arrangements, any supplemental indenture, any security document relating to the Senior Secured Notes and/or the Senior Secured Notes Indenture and any other document that may be entered into pursuant to any of the foregoing.

“Senior Secured Notes Guarantees” shall mean the guarantees of the obligations of the Issuers under the Senior Secured Notes and the Senior Secured Notes Indenture by the Senior Secured Notes Guarantors.

“Senior Secured Notes Guarantors” means the Current Senior Secured Notes Guarantors and any entity which may accede to the Senior Secured Notes Indenture as additional guarantor.

“Senior Secured Notes Holders” shall mean the holders from time to time of the Senior Secured Notes.

“Shares” means the Existing Shares and the Future Shares.

1.2	In this Agreement any reference in this Agreement to a “Clause” or a “sub-Clause” shall, subject to any contrary indication, be construed as a reference to a Clause or sub-Clause hereof.

1.3	This Agreement is made in the English language. For the avoidance of doubt, the English language version of this Agreement shall prevail over any translation of this Agreement. However, where a German translation of a word or phrase appears in the text of this Agreement, the German translation of such word or phrase shall prevail.

2.	PLEDGED SHARES

2.1	The Company 1 has a nominal share capital (Stammkapital) of EUR 50,000 (in words: Euro fifty thousand) which consists of one share (the “Existing Shares 1”).

The Company 2 has a nominal share capital (Stammkapital) of EUR 1,000,000 (in words: Euro one million) which consists of one share (the “Existing Shares 2”).

The Company 3 has a nominal share capital (Stammkapital) of EUR 5,000,000 (in words: Euro five million) which is divided into two shares, one share in the nominal amount (Nennbetrag) of EUR 100,000 (in words: Euro one hundred thousand) and one share in the nominal amount (Nennbetrag) of EUR 400,000 (in words: Euro four hundred thousand) (the “Existing Shares 2”).

The Company 4 has a nominal share capital (Stammkapital) of EUR 5,200,000 (in words: Euro five million two hundred thousand) which is divided into two shares. The Pledgor is the owner of one share in Company 4 with a nominal amount (Nennbetrag) of EUR 4,939,480 (in words: Euro four million nine hundred thirty-nine thousand four hundred eighty) carrying the serial number (laufende Nummer) 1 (the “Existing Shares 4”)

The Company 5 has a nominal share capital (Stammkapital) of EUR 30,700,000 (in words: Euro thirty million seven hundred thousand) which is divided into three shares. The Pledgor is the owner of one share in Company 5 with a nominal amount (Nennbetrag) of EUR 307,000 (in words: Euro three hundred seven thousand) (the “Existing Shares 5” and together with the Existing Shares 1, the Existing Shares 2, the Existing Shares 3 and the Existing Shares 4 the “Existing Shares”).

2.2	The Pledgor is the owner of the Existing Shares and is registered as such in the relevant shareholders list (Gesellschafterliste) of the Companies as filed (aufgenommen) with the commercial register (Handelsregister), a copy of which is attached as Schedule 2 (Copy of Shareholders Lists).

3.	PLEDGE

3.1	The Pledgor hereby pledges to the Pledgee the Shares together with all ancillary rights and claims associated with the Shares as more particularly specified in Clause 4 (the “Pledges”).

3.2	The Pledgee hereby accepts the Pledges.

3.3	The Pledge is in addition, and without prejudice, to any other security the Secured Parties may now or hereafter hold in respect of the Obligations.

4.	SCOPE OF THE PLEDGES

4.1	The Pledges constituted by this Agreement include:
(a)	the present and future rights to receive:
(i)	dividends attributable to the Shares, if any; and

(ii)	liquidation proceeds, redemption proceeds (Einziehungsentgelt), repaid capital in case of a capital decrease, any compensation in case of termination (Kündigung) and/or withdrawal (Austritt) of a shareholder of the Companies, the surplus in case of surrender (Preisgabe), any repayment claim for any additional capital contributions (Nachschüsse) and all other pecuniary claims associated with the Shares;
(b)	the right to subscribe for newly issued shares; and

(c)	all other rights and benefits attributable to the Shares capable of being pledged (verpfändbar) (including without limitation all present and future pecuniary claims of the Pledgor against any of the Companies arising under or in connection with any domination and/or profit transfer agreement (Beherrschungs- und/oder Gewinnabführungsvertrag) or partial profit transfer agreement (Teilgewinnabführungsvertrag) which may be entered into between the Pledgor and any of the Companies).
4.2	Notwithstanding that the items set out in Clause 4.1 above are pledged hereunder, the Pledgor shall be entitled to receive and retain the items set out in Clause 4.1 in respect of, and otherwise deal (in accordance with the agreements between the parties) with all items described in Clause 4.1 hereof in respect of the Shares at all times other than any time the Pledgee is entitled to enforce the Pledges constituted hereunder.

4.3	On the date and during the period in which the Pledgee is entitled, in accordance with Clause 7 (Enforcement of the Pledges) hereof, to enforce the Pledges (or any part thereof):
(a)	all dividends paid or payable and any other property received, receivable or otherwise distributed in respect of or in exchange for the Shares;

(b)	all dividends or other distributions or payments paid or payable in respect of the Shares in connection with the partial or total liquidation or dissolution of any the Companies or in connection with the reduction of the amount of the registered share capital of any of the Companies; and

(c)	all cash paid, payable or otherwise distributed in respect of the principal of, or in redemption of, or in exchange for the Shares, shall be forthwith delivered to the Pledgee and held as security for and on behalf of the Secured Parties. If such proceeds or property are received by the Pledgor, they shall be received as trustee for the benefit of the Pledgee and shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to the Pledgee as security in the form so received (with any necessary endorsement).

5.	PURPOSE OF THE PLEDGES

The Pledges hereunder are constituted in order to secure the prompt and complete satisfaction of any and all Obligations. The Pledges shall also cover any future extension of the Obligations and the Pledgor herewith expressly agrees that the provisions of Section 1210 para 1 sentence 2 of the German Civil Code (Bürgerliches Gesetzbuch) shall not apply to this Agreement.

6.	EXERCISE OF MEMBERSHIP RIGHTS

The membership rights, including the voting rights, attached to the Shares remain with the Pledgor. The Pledgor may exercise its membership rights in any manner which does not adversely affect the validity and enforceability of the Pledges, the existence of all or part of the Shares or cause an Event of Default to occur. The Pledgor undertakes, unless otherwise agreed between the parties, that no resolutions will be passed which would, if passed, constitute a breach of its obligations under Clause 0 or any other obligation under this Agreement.

7.	ENFORCEMENT OF THE PLEDGES

7.1	If (i) an Enforcement Event has occurred and is continuing and (ii) the requirements set forth in Sections 1273 para 2, 1204 et seq. of the German Civil Code with regard to the enforcement of any of the Pledges are met (Pfandreife), in particular, if any of the Obligations has become due and payable, then in order to enforce the Pledges (or any of them), the Pledgee may at any time thereafter avail itself of all rights and remedies that a pledgee has against a pledgor under the laws of the Federal Republic of Germany.
7.2	Notwithstanding Section 1277 of the German Civil Code, the Pledgee is entitled to exercise its rights without obtaining enforceable judgment or other instrument (vollstreckbarer Titel). The Pledgee shall be entitled to have the Pledges enforced in any manner allowed under the laws of the Federal Republic of Germany, in particular have the Pledges sold (including at public auction).

7.3	The Pledgor hereby expressly agrees that 5 (five) business days’ prior written notice to the Pledgor of the place and time of any such sale shall be sufficient and the Pledgee shall not be obliged to deliver any further notices (including, but not limited to the notices set out under Section 1234 of the German Civil Code) to the Pledgor prior to such sale. The sale may take place at any place in the Federal Republic of Germany designated by the Pledgee.

7.4	If the Pledgee should seek to enforce the Pledges under sub-Clause 7.1, the Pledgor shall, at its own expense, render forthwith all necessary assistance in order to facilitate the prompt sale of the Shares or any part thereof and/or the exercise by the Pledgee of any other right it may have as Pledgee.

7.5	Whilst the requirements for enforcement under sub-Clause 7.1 are continuing, all subsequent dividend payments attributable to the Shares and all payments based on similar ancillary rights attributed to the Shares may be applied by the Pledgee in satisfaction in whole or in part of the Obligations or treated as additional collateral.

7.6	Even if the requirements for enforcement referred to under sub-Clause 7.1 above are met, the Pledgee shall not, whether as proxy or otherwise, be entitled to exercise the voting rights attached to the Shares. However, the Pledgor shall, during the continuation of an event which allows the Pledgee to enforce the Pledges, have the obligations and the Pledgee shall have the rights set forth in sub-Clause 9.6 below regardless of which resolutions are intended to be adopted.

7.7	The Pledgee may, in its sole discretion, determine which of several security interests, if applicable, shall be used to satisfy the Obligations. The Pledgor hereby expressly waives its right pursuant to Section 1230 sentence 2 of the German Civil Code to limit the realisation of the Pledges and pledges over the shares or partnership interests in one or more other companies to such number of pledges as are necessary to satisfy the Obligations and agrees further that the Pledgee may decide to enforce the Pledge over the shares in the Companies individually in separate proceedings or together with pledges over shares or partnership interests in one or more other companies at one single proceeding (Gesamtverwertung).

7.8	The Pledgor hereby expressly waives all defences of revocation (Einrede der Anfechtbarkeit) and set-off (Einrede der Aufrechenbarkeit) pursuant to Sections 770, 1211 of the German Civil Code.

7.9	The Pledgor hereby expressly waives its defences based on defences any Grantor might have against any of the Obligations (Einreden des Hauptschuldners) pursuant to Section 1211 para 1 sentence 1 alternative 1 of the German Civil Code.

7.10	If the Pledges are enforced or if the Pledgor has discharged any of the Obligations (or any part of them), Section 1225 of the German Civil Code (legal subrogation of claims to a pledgor — Forderungsübergang auf den Verpfänder) shall not apply and no rights of the Pledgee shall pass to the Pledgor by subrogation or otherwise. Further, the Pledgor shall at no time before, on or after an enforcement of the Pledges and as a result of the Pledgor entering into this Agreement, be entitled to demand indemnification or compensation from any of the Companies or any of the Companies’ affiliates or to assign any of these claims.

8.	APPROVAL AND CONFIRMATION

The Pledgor as the sole shareholder of the Companies other than Company 4 and Company 5 hereby approves the Pledges over the Shares in Company 1, Company 2 and Company 3 and over any and all ancillary rights and claims associated with the Shares (as more particularly specified in Clause 4). Pursuant to the articles of association of each of Companies the Pledges are not subject to any approval of the relevant Company.

9.	UNDERTAKINGS OF THE PLEDGOR

Unless otherwise agreed between the parties, during the term of this Agreement, the Pledgor undertakes to the Pledgee:

9.1	to promptly effect any contributions in cash (Bareinlage) or kind (Sacheinlage) to be made in respect of the Shares;

9.2	to inform the Pledgee promptly of any change made in the registered share capital of any of the Companies, or any changes made to the articles of association of any of the Companies which would materially adversely affect the security interest of the Pledgee and in each such case to promptly deliver to the Pledgee a copy of the updated shareholders list (Gesellschafterliste) and a copy of the amended articles of association (Satzung) both as filed (aufgenommen) with the commercial register (Handelsregister);

9.3	to promptly notify the Pledgee, by notification in writing of the registration of an objection (Widerspruch) in relation to the Shares of the Pledgor in the shareholders list (Gesellschafterliste) as filed (aufgenommen) with the commercial register (Handelsregister).

9.4	to promptly notify the Pledgee, by notification in writing of any attachment (Pfändung) in respect of any of the Shares or any ancillary rights set out in sub-Clause 4.1 such notice to be accompanied by any documents the Pledgee might need to defend itself against any claim of a third party. In particular, the Pledgor shall promptly forward to the Pledgee a copy of the attachment order (Pfändungsbeschluss), any transfer order (Überweisungsbeschluss) and all other documents necessary for a defence against the attachment;

9.5	in the event of any increase in the capital of any of the Companies, not to allow, without the prior written consent of the Pledgee (such consent not to be unreasonably withheld), any party other than himself to subscribe for any Future Shares, and not to defeat, impair or circumvent in any way the rights of the Pledgee created hereunder;

9.6	to promptly inform the Pledgee, by notification in writing, of all matters concerning of any of the Companies of which the Pledgor is aware which would materially adversely affect the security interest of the Pledgee. In particular, the Pledgor shall notify the Pledgee, by notification in writing, forthwith of any shareholders’ meeting at which a shareholders’ resolution is intended to be adopted which would have a materially adverse effect upon any of the Pledges. The Pledgor shall allow, following the occurrence and during the continuance of any of the circumstances which permit the Pledgee to enforce the Pledges constituted hereunder in accordance with Clause 7, the Pledgee or, as the case may be, its proxy or any other person designated by the Pledgee, to participate in all such shareholders’ meetings of any of the Companies as attendants without power to vote. Subject to the provision contained in sub-Clause 13.1, the Pledgee’s right to attend a shareholders’ meeting shall lapse immediately upon complete satisfaction and discharge of the Obligations;

9.7	to refrain from any acts or omissions, subject to the performance of its rights and duties under the Existing Share Pledge Agreements, the purpose or effect of which is or would be the dilution of the value of the Shares or the Shares ceasing to exist, unless permitted by the Pledgee (acting reasonably);

9.8	not to amend the articles of association of any of the Companies to the extent that such amendment would materially adversely affect the security interest of the Pledgee created hereunder without the prior written consent of the Pledgee (such consent not to be unreasonably withheld);

9.9	insofar as additional declarations or actions are necessary for the creation of the Pledges (or any of them) in favour of the Pledgee and at the Pledgee’s reasonable request, to make such declarations and undertake such actions at its own costs and expenses; and

9.10	for the avoidance of doubt, notification and consent requirements as set out in sub-Clauses 9.1 through 9.8 of this Agreement are deemed to be satisfied if and to the extent such notification or consent has been delivered under the Existing Share Pledge

Agreements provided that such notification to the Pledgee or consent of the Pledgee makes reference to this Agreement and each Existing Share Pledge Agreement.
10.	DELEGATION

The Pledgee shall have full power to delegate (either generally or specifically) the powers, authorities and discretions conferred on it by this Agreement on such terms and conditions as it shall see fit. The Pledgee shall only remain liable for diligently selecting and providing initial instructions to such delegate.

11.	INDEMNITY

The Pledgor shall reimburse the Pledgee (which, for purposes of this Clause 11, shall include its officers, directors, employees, agents and counsel) upon request for all properly incurred, reasonable and documented out-of-pocket expenses incurred or made by it in connection with the Credit Documents. Such expenses shall include the properly incurred, reasonable and documented compensation and expenses, disbursements and advances of the Pledgee’s agents, counsel, accountants and experts. The Pledgor shall indemnify the Pledgee against any and all loss, liability, claim, taxes, costs, damage or expense (including properly incurred, reasonable and documented attorneys’ fees and expenses) incurred by or in connection with the acceptance or administration of the Pledgee’s performance of its duties under this Agreement and under German law, including the costs and expenses of enforcing this Agreement and defending itself against or investigating any claim. The obligation to pay such amounts shall survive the payment in full or defeasance of the Obligations or the removal or resignation of the Pledgee. The Pledgee shall notify Reynolds Group Holdings Limited of any claim for which it may seek indemnity promptly upon obtaining actual knowledge thereof; provided that any failure so to notify Reynolds Group Holdings Limited shall not relieve the Pledgor of its indemnity obligations hereunder. The Pledgor may defend itself against such claim and the Pledgee shall provide reasonable cooperation in such defense. The Pledgee may have separate counsel and the Pledgor shall pay the properly incurred, reasonable and documented fees and expenses of such counsel. The Pledgor need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Pledgee through the Pledgee’s own wilful misconduct (Vorsatz) or gross negligence (grobe Fahrlässigkeit). No provision of this Agreement shall require the Pledgee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if repayment of such funds or adequate indemnity against such risk or liability is not assured to its satisfaction.

12.	NO LIABILITY

Except as otherwise agreed between the parties to this Agreement, none of the Pledgee, its nominee(s) or agent(s) or delegate(s) shall be liable by reason of (a)

taking any action permitted by this Agreement or (b) any neglect or default in connection with the assets and rights subject to the security interest created hereunder, save in respect of any loss or damage which is suffered as a result of wilful misconduct (Vorsatz) or gross negligence (grobe Fahrlässigkeit) by the Pledgee, its nominee(s) or agent(s) or delegate(s), or (c) the enforcement or realisation of all or any part of the security interest created hereunder.

13.	DURATION AND INDEPENDENCE

13.1	This Agreement shall remain in full force and effect until complete satisfaction of the Obligations. The Pledges shall not cease to exist, if any Grantor under the Credit Documents has only temporarily discharged the Obligations.

13.2	This Agreement shall create a continuing security and no change, amendment, or supplement whatsoever in the Credit Documents or in any document or agreement related to any of the Credit Documents shall affect the validity or the scope of this Agreement nor the obligations which are imposed on the Pledgor pursuant to it.

13.3	This Agreement is independent from any other security or guarantee which may have been or will be given to the Collateral Agent. None of such other security shall prejudice, or shall be prejudiced by, or shall be merged in any way with this Agreement.

13.4	Waiving Section 418 of the German Civil Code, the Pledgor hereby agrees that the security created hereunder shall not be affected by any transfer or assumption of the Obligations to, or by, any third party.

14.	RELEASE OF PLEDGE (PFANDFREIGABE)

14.1	Upon complete and irrevocable satisfaction of the Obligations, the Collateral Agent (as instructed in accordance with the First Lien Intercreditor Agreement) will as soon as reasonably practicable declare in writing the release of the Pledges (Pfandfreigabe) to the Pledgor as a matter of record. For the avoidance of doubt, the parties are aware that upon full and complete satisfaction of the Obligations the Pledges, due to their accessory nature (Akzessorietät) cease to exist by operation of German mandatory law.

14.2	At any time when the total value of the aggregate security granted by the Pledgor and any of the other Grantors to secure the Obligations (the “Security”), which can be expected to be realised in the event of an enforcement of the Security (realisierbarer Wert), exceeds 110% of the Obligations (the “Limit”) not only temporarily, the Pledgee shall on demand of the Pledgor release such part of the Security (Sicherheitenfreigabe) as the Pledgee (as instructed in accordance with the First Lien Intercreditor Agreement) may in its reasonable discretion determine so as to reduce the realisable value of the Security to the Limit.

14.3	The parties acknowledge that the Pledgee (as instructed in accordance with the First Lien Intercreditor Agreement) will declare in writing the release of the Pledges (Pfandfreigabe) to the Pledgor as soon as reasonably practicable in accordance with, and to the extent required by, the Intercreditor Arrangements.

15.	PARTIAL INVALIDITY; WAIVER

15.1	If at any time, any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such provision shall as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The invalid, illegal or unenforceable provision shall be deemed to be replaced with such valid, legal or enforceable provision which comes as close as possible to the original intent of the parties and the invalid, illegal or unenforceable provision. Should a gap (Regelungslücke) become evident in this Agreement, such gap shall, without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof, be deemed to be filled in with such provision which comes as close as possible to the original intent of the parties.

15.2	No failure to exercise, nor any delay in exercising, on the part of the Pledgee, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided hereunder are cumulative and not exclusive of any rights or remedies provided by law.

15.3	In particular, the Pledges shall not be affected and shall in any event extend to any and all shares in each of the Companies even if the number or nominal value of the Existing Shares or the aggregate share capital of any of the Companies as stated in Clause 2 are inaccurate or deviate from the actual facts.

16.	AMENDMENTS

Changes and amendments to this Agreement including this Clause 16 shall be made in writing except where notarisation is required.

17.	NOTICES AND THEIR LANGUAGE

17.1	All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

For the Pledgor:	SIG Euro Holding AG & Co. KG aA

	Address:	Rurstraße 58, 52441
Linnich, Germany

	Telephone:	+49 [•]

	Fax:	+49 [•][1]

	Attention:	Managing Directors
(Geschäftsführung)

for the Pledgor with a copy to:

	Address:	c/o Rank Group Limited
Level 9
148 Quay Street
PO Box 3515
Auckland 1140
New Zealand

	Telephone:	+649 3666 259

	Fax:	+649 3666 263

	Attention:	Helen Golding

[1]	To be updated due to transfer of business seat

For the Pledgee:	The Bank of New York Mellon
	Address:	101 Barclay Street, 4E
New York, N.Y. 10286
The United States of
America

	Telephone:	+212 298 1528

	Fax:	+212 815 5366

	Attention:	International Corporate Trust
17.2	Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto. As agreed to in writing by the parties, notices and other communications hereunder may also be delivered by e-mail to the e-mail address of a representative of the applicable party to this Agreement provided from time to time by such party.

17.3	All notices and other communications given to any party in connection with this Agreement in accordance with the provisions of this Agreement shall be deemed (widerlegbare Vermutung) received on the date sent (if a business day) and on the next business day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by fax or on the date five business days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Clause 17 or in accordance with the latest unrevoked direction from such party given in accordance with this Clause 17.

17.4	Any notice or other communication under or in connection with this Agreement shall be in the English language or, if in any other language, accompanied by a translation into English. In the event of any conflict between the English text and the text in any other language, the English text shall prevail.

18.	NOTIFICATION

18.1	The Pledgor and the Pledgee hereby give notice of this Agreement and the Pledges of the rights pursuant to Clause 3 and Clause 4 to the Company.

18.2	The Company hereby acknowledges the notification pursuant to Clause 18.1 above.

19.	APPLICABLE LAW, JURISDICTION

19.1	This Agreement is governed by the laws of the Federal Republic of Germany.

19.2	The place of jurisdiction for any and all disputes arising under or in connection with this Agreement shall be the district court (Landgericht) in Frankfurt am Main. The Pledgee however, shall also be entitled to take action against the Pledgor in any other court of competent jurisdiction. Further, the taking of proceedings against the Pledgor in any one or more jurisdictions shall not preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.
The Notary advised the persons appearing:
•	that a pledge is a security instrument of strictly accessory nature (which means that it comes into legal existence only if, to the extent that, and as long as, the underlying secured claims do in fact exist, and that the owners of the secured claims and the pledgees must be identical);

•	that notwithstanding Section 16 para 3 German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung) there is no bona fide creation, acquisition nor ranking of a pledge of shares (in the sense that the pledgees are not protected if the shares purported to be pledged do not exist or have been previously encumbered for the benefit of a third party); and

•	that the English original version of this Agreement will not be acceptable for enforcement but will have to be translated, by a certified translator, into German for such purposes.
The above Agreement including the Schedules was read aloud by the Notary to the persons appearing, approved by them and signed by the persons appearing and by the Notary in their own hand as follows:

SCHEDULE 1
LISTS OF CURRENT BORROWERS, CURRENT GUARANTORS,
CURRENT SENIOR SECURED NOTES GUARANTORS, CURRENT
OCTOBER 2010 SECURED NOTES GUARANTORS AND ORIGINAL
FEBRUARY 2011 SECURED NOTES GUARANTORS
PART 1
LIST OF CURRENT BORROWERS
SIG Euro Holding AG & Co. KGaA
Closure Systems International Holdings Inc.
Closure Systems International B.V.
SIG Austria Holding GmbH
Reynolds Consumer Products Holdings Inc.
Reynolds Group Holdings Inc.
Pactiv Corporation (formerly Reynolds Acquisition Corporation)
PART 2
LIST OF CURRENT GUARANTORS
Whakatane Mill Australia Pty Limited
SIG Austria Holding GmbH
SIG Combibloc GmbH & Co KG
SIG Combibloc GmbH
SIG Beverages Brasil Ltda
SIG Combibloc do Brasil Ltda
Closure Systems International (Brazil) Sistemas de Vedação Ltda

CSI Latin American Holdings Corporation
Closure Systems International (Canada) Limited
Evergreen Packaging Canada Limited
Reynolds Food Packaging Canada Inc.
CSI Closure Systems Manufacturing de Centro America, S.R.L.
SIG Holdings (UK) Limited
SIG Combibloc Limited
Closure Systems International (UK) Limited
Reynolds Consumer Products (UK) Limited
Reynolds Subco (UK) Limited
Kama Europe Limited
Ivex Holdings, Ltd.
SIG Euro Holding AG & Co. KGaA
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH
Pactiv Hamburg Holdings GmbH

Pactiv Deutschland Holdinggesellschaft mbH
Omni-Pac Ekco GmbH Verpackungsmittel
Omni-Pac GmbH Verpackungsmittel
SIG Asset Holdings Limited
Closure Systems International (Hong Kong) Limited
SIG Combibloc Limited
Evergreen Packaging (Hong Kong) Limited
Closure Systems International Holdings (Hungary) Kft.
CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
Closure Systems International Holdings (Japan) KK
Closure Systems International Japan, Limited
Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) III S.à r.l.
Evergreen Packaging (Luxembourg) S.à r.l.
Reynolds Group Issuer (Luxembourg) S.A.
Bienes Industriales del Norte S.A. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Grupo CSI de Mexico, S. de R.L. de C.V.
Técnicos de Tapas Innovativas S.A. de C.V.
Evergreen Packaging Mexico, S. de R.L. de C.V.
Reynolds Metals Company de Mexico, S. de R.L. de C.V.
Maxpack, S. de R.L. de C.V.

Closure Systems International B.V.
Reynolds Consumer Products International B.V.
Evergreen Packaging International B.V.
Reynolds Packaging International B.V.
Reynolds Group Holdings Limited
Whakatane Mill Limited
SIG Combibloc Group AG
SIG Technology AG
SIG allCap AG
SIG Combibloc (Schweiz) AG
SIG Schweizerische Industrie-Gesellschaft AG
SIG Combibloc Procurement AG
SIG Reinag AG
SIG Combibloc Ltd.
SIG Holding USA Inc.
SIG Combibloc Inc.
Closure Systems International Americas, Inc.
Closure Systems International Holdings Inc.
Closure Systems International Inc.
Reynolds Packaging Machinery Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Bakers Choice Products, Inc.

Reynolds Consumer Products Holdings Inc.
Reynolds Consumer Products Inc.
Reynolds Foil Inc.
Reynolds Group Holdings Inc.
Reynolds Services Inc.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
Evergreen Packaging International (US) Inc.
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.
Reynolds Packaging, Inc.
Reynolds Packaging LLC
Reynolds Packaging Kama Inc.
Reynolds Food Packaging LLC
Reynolds Flexible Packaging Inc.
Southern Plastics Inc.
Ultra Pac, Inc.
BRPP, LLC
Reynolds Group Issuer Inc.
Reynolds Group Issuer LLC
Pactiv Corporation (formerly Reynolds Acquisition Corporation)
Pactiv Factoring LLC
Pactiv RSA LLC
Pactiv Retirement Administration LLC

Pactiv Germany Holdings, Inc.
Pactiv International Holdings Inc.
Pactiv Management Company LLC
PCA West Inc.
Prairie Packaging, Inc.
PWP Holdings, Inc.
PWP Industries, Inc.
Newspring Industrial Corp.
798795 Ontario Limited
Pactiv Canada Inc.
Newspring Canada Inc.
The Baldwin Group Limited
J. & W. Baldwin (Holdings) Limited
Omni-Pac U.K. Limited
PART 3
LIST OF CURRENT SENIOR SECURED NOTES GUARANTORS
Whakatane Mill Australia Pty Limited
SIG Austria Holding GmbH
SIG Combibloc GmbH & Co KG
SIG Combibloc GmbH
SIG Beverages Brasil Ltda
SIG Combibloc do Brasil Ltda

Closure Systems International (Brazil) Sistemas de Vedação Ltda
CSI Latin American Holdings Corporation
Closure Systems International (Canada) Limited
Evergreen Packaging Canada Limited
Reynolds Food Packaging Canada Inc.
CSI Closure Systems Manufacturing de Centro America, S.R.L.
SIG Holdings (UK) Limited
SIG Combibloc Limited
Closure Systems International (UK) Limited
Reynolds Consumer Products (UK) Limited
Reynolds Subco (UK) Limited
Kama Europe Limited
Ivex Holdings, Ltd.
SIG Euro Holding AG & Co. KGaA
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH

Pactiv Hamburg Holdings GmbH
Pactiv Deutschland Holdinggesellschaft mbH
Omni-Pac Ekco GmbH Verpackungsmittel
Omni-Pac GmbH Verpackungsmittel
SIG Asset Holdings Limited
Closure Systems International (Hong Kong) Limited
SIG Combibloc Limited
Evergreen Packaging (Hong Kong) Limited
Closure Systems International Holdings (Hungary) Kft.
CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
Closure Systems International Holdings (Japan) KK
Closure Systems International Japan, Limited
Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) III S.à r.l.
Evergreen Packaging (Luxembourg) S.à r.l.
Bienes Industriales del Norte S.A. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Grupo CSI de Mexico, S. de R.L. de C.V.
Técnicos de Tapas Innovativas S.A. de C.V.
Evergreen Packaging Mexico, S. de R.L. de C.V.
Reynolds Metals Company de Mexico, S. de R.L. de C.V.
Maxpack, S. de R.L. de C.V.

Closure Systems International B.V.
Reynolds Consumer Products International B.V.
Evergreen Packaging International B.V.
Reynolds Packaging International B.V.
Reynolds Group Holdings Limited
Whakatane Mill Limited
SIG Combibloc Group AG
SIG Technology AG
SIG allCap AG
SIG Combibloc (Schweiz) AG
SIG Schweizerische Industrie-Gesellschaft AG
SIG Combibloc Procurement AG
SIG Reinag AG
SIG Combibloc Ltd.
SIG Holding USA Inc.
SIG Combibloc Inc.
Closure Systems International Americas, Inc.
Closure Systems International Holdings Inc.
Closure Systems International Inc.
Reynolds Packaging Machinery Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Bakers Choice Products, Inc.

Reynolds Consumer Products Holdings Inc.
Reynolds Consumer Products Inc.
Reynolds Foil Inc.
Reynolds Group Holdings Inc.
Reynolds Services Inc.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
Evergreen Packaging International (US) Inc.
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.
Reynolds Packaging, Inc.
Reynolds Packaging LLC
Reynolds Packaging Kama Inc.
Reynolds Food Packaging LLC
Reynolds Flexible Packaging Inc.
Southern Plastics Inc.
Ultra Pac, Inc.
BRPP, LLC
Pactiv Corporation (formerly Reynolds Acquisition Corporation)
Pactiv Factoring LLC
Pactiv RSA LLC
Pactiv Retirement Administration LLC
Pactiv Germany Holdings, Inc.
Pactiv International Holdings Inc.

Pactiv Management Company LLC
PCA West Inc.
Prairie Packaging, Inc.
PWP Holdings, Inc.
PWP Industries, Inc.
Newspring Industrial Corp.
798795 Ontario Limited
Pactiv Canada Inc.
Newspring Canada Inc.
The Baldwin Group Limited
J. & W. Baldwin (Holdings) Limited
Omni-Pac U.K. Limited
PART 4
LIST OF CURRENT OCTOBER 2010 SECURED NOTES GUARANTORS
Whakatane Mill Australia Pty Limited
SIG Austria Holding GmbH
SIG Combibloc GmbH & Co. KG
SIG Combibloc GmbH
SIG Beverages Brasil Ltda
SIG Combibloc do Brasil Ltda
Closure Systems International (Brazil) Sistemas de Vedação Ltda

CSI Latin American Holdings Corporation
Closure Systems International (Canada) Limited
Evergreen Packaging Canada Limited
Reynolds Food Packaging Canada Inc.
CSI Closure Systems Manufacturing de Centro America, S.R.L.
SIG Holdings (UK) Limited
SIG Combibloc Limited
Closure Systems International (UK) Limited
Reynolds Consumer Products (UK) Limited
Reynolds Subco (UK) Limited
Kama Europe Limited
Ivex Holdings, Ltd.
SIG Euro Holding AG & Co. KGaA
SIG Beverages Germany GmbH
SIG Combibloc Holding GmbH
SIG Vietnam Beteiligungs GmbH
SIG Combibloc GmbH
SIG Combibloc Systems GmbH
SIG Combibloc Zerspanungstechnik GmbH
SIG Information Technology GmbH
SIG International Services GmbH
Closure Systems International Holdings (Germany) GmbH
Closure Systems International Deutschland GmbH
Pactiv Hamburg Holdings GmbH

Pactiv Deutschland Holdinggesellschaft mbH
Omni-Pac Ekco GmbH Verpackungsmittel
Omni-Pac GmbH Verpackungsmittel
SIG Asset Holdings Limited
Closure Systems International (Hong Kong) Limited
SIG Combibloc Limited
Evergreen Packaging (Hong Kong) Limited
Closure Systems International Holdings (Hungary) Kft.
CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
Closure Systems International Holdings (Japan) KK
Closure Systems International Japan, Limited
Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) III S.à r.l.
Evergreen Packaging (Luxembourg) S.à r.l.
Bienes Industriales del Norte S.A. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Grupo CSI de Mexico, S. de R.L. de C.V.
Técnicos de Tapas Innovativas S.A. de C.V.
Evergreen Packaging Mexico, S. de R.L. de C.V.
Reynolds Metals Company de Mexico, S. de R.L. de C.V.
Maxpack, S. de R.L. de C.V.
Closure Systems International B.V.

Reynolds Consumer Products International B.V.
Evergreen Packaging International B.V.
Reynolds Packaging International B.V.
Reynolds Group Holdings Limited
Whakatane Mill Limited
SIG Combibloc Group AG
SIG Technology AG
SIG allCap AG
SIG Combibloc (Schweiz) AG
SIG Schweizerische Industrie-Gesellschaft AG
SIG Combibloc Procurement AG
SIG Reinag AG
SIG Holding USA Inc.
SIG Combibloc Inc.
Closure Systems International Americas, Inc.
Closure Systems International Holdings Inc.
Closure Systems International Inc.
Reynolds Packaging Machinery Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Bakers Choice Products, Inc.
Reynolds Consumer Products Holdings Inc.
Reynolds Consumer Products Inc.

Reynolds Foil Inc.
Reynolds Group Holdings Inc.
Reynolds Services Inc.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.
Evergreen Packaging International (US) Inc.
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.
Reynolds Packaging, Inc.
Reynolds Packaging LLC
Reynolds Packaging Kama Inc.
Reynolds Food Packaging LLC
Reynolds Flexible Packaging Inc.
Southern Plastics Inc.
Ultra Pac, Inc.
BRPP, LLC
Pactiv Corporation (formerly Reynolds Acquisition Corporation)
Pactiv Factoring LLC
Pactiv RSA LLC
Pactiv Retirement Administration LLC
Pactiv Germany Holdings, Inc.
Pactiv International Holdings Inc.
Pactiv Management Company LLC
PCA West Inc.

Prairie Packaging, Inc.
PWP Holdings, Inc.
PWP Industries, Inc.
Newspring Industrial Corp.
798795 Ontario Limited
Pactiv Canada Inc.
Newspring Canada Inc.
The Baldwin Group Limited
J. & W. Baldwin (Holdings) Limited
Omni-Pac U.K. Limited
PART 5
LIST OF ORIGINAL FEBRUARY 2011 SECURED NOTES GUARANTORS
Whakatane Mill Australia Pty Limited
CSI Latin American Holdings Corporation
Closure Systems International (Canada) Limited
Evergreen Packaging Canada Limited
Reynolds Food Packaging Canada Inc.
CSI Closure Systems Manufacturing de Centro America, S.R.L.
SIG Holdings (UK) Limited
SIG Combibloc Limited
Closure Systems International (UK) Limited

Reynolds Consumer Products (UK) Limited
Reynolds Subco (UK) Limited
Kama Europe Limited
Ivex Holdings, Ltd.
SIG Asset Holdings Limited
Closure Systems International (Hong Kong) Limited
SIG Combibloc Limited
Evergreen Packaging (Hong Kong) Limited
Closure Systems International Holdings (Hungary) Kft.
CSI Hungary Gyártó és Kereskedelmi Kft. (aka CSI Hungary)
Closure Systems International Holdings (Japan) KK
Closure Systems International Japan, Limited
Beverage Packaging Holdings (Luxembourg) I S.A.
Beverage Packaging Holdings (Luxembourg) III S.à r.l.
Evergreen Packaging (Luxembourg) S.à r.l.
Bienes Industriales del Norte S.A. de C.V.
CSI en Ensenada, S. de R.L. de C.V.
CSI en Saltillo, S. de R.L. de C.V.
CSI Tecniservicio, S. de R.L. de C.V.
Grupo CSI de Mexico, S. de R.L. de C.V.
Técnicos de Tapas Innovativas S.A. de C.V.
Evergreen Packaging Mexico, S. de R.L. de C.V.
Reynolds Metals Company de Mexico, S. de R.L. de C.V.
Maxpack, S. de R.L. de C.V.

Closure Systems International B.V.
Reynolds Consumer Products International B.V.
Evergreen Packaging International B.V.
Reynolds Packaging International B.V.
Reynolds Group Holdings Limited
Whakatane Mill Limited
SIG Combibloc Group AG
SIG Holding USA Inc.
SIG Combibloc Inc.
Closure Systems International Americas, Inc.
Closure Systems International Holdings Inc.
Closure Systems International Inc.
Reynolds Packaging Machinery Inc.
Closure Systems Mexico Holdings LLC
CSI Mexico LLC
CSI Sales & Technical Services Inc.
Bakers Choice Products, Inc.
Reynolds Consumer Products Holdings Inc.
Reynolds Consumer Products Inc.
Reynolds Foil Inc.
Reynolds Group Holdings Inc.
Reynolds Services Inc.
Blue Ridge Holding Corp.
Blue Ridge Paper Products Inc.

Evergreen Packaging International (US) Inc.
Evergreen Packaging Inc.
Evergreen Packaging USA Inc.
Reynolds Packaging, Inc.
Reynolds Packaging LLC
Reynolds Packaging Kama Inc.
Reynolds Food Packaging LLC
Reynolds Flexible Packaging Inc.
Southern Plastics Inc.
Ultra Pac, Inc.
BRPP, LLC
Pactiv Corporation (formerly Reynolds Acquisition Corporation)
Pactiv Factoring LLC
Pactiv RSA LLC
Pactiv Retirement Administration LLC
Pactiv Germany Holdings, Inc.
Pactiv International Holdings Inc.
Pactiv Management Company LLC
PCA West Inc.
Prairie Packaging, Inc.
PWP Holdings, Inc.
PWP Industries, Inc.
Newspring Industrial Corp.
798795 Ontario Limited

Pactiv Canada Inc.
Newspring Canada Inc.
The Baldwin Group Limited
J. & W. Baldwin (Holdings) Limited
Omni-Pac U.K. Limited

SCHEDULE 2
COPY OF SHAREHOLDERS LISTS (GESELLSCHAFTERLISTEN)